Exhibit 24.1
                                                                  ------------


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint GLENN R. MORGAN, TARAS R. PROCZKO and ANDREW A. ZAHR, and each of them, his true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, a Registration Statement on Form S-8 which relates to the registration under the Securities Act of 1933 of shares of Common Stock issuable under the Corporation's 2003 Incentive Stock Plan, and any and all Amendments of every nature to said Registration Statement, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     Each of the undersigned hereby certifies that to the best of the undersigned's knowledge and belief said corporation meets all of the requirements for filings on Form S-8 and hereby grants unto said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 13th day of June, 2003.


   /s/ ELBERT O. HAND                                         /s/ HOMI B. PATEL
--------------------------------------                     --------------------------------------
Elbert O. Hand, Chairman of the Board & Director           Homi B. Patel, President, Chief
                                                           Executive Officer & Director

   /s/ SAMAUAL A.T. BAKHSH                                    /s/ DONALD P. JACOBS
--------------------------------------                     --------------------------------------
Samaual A.T. Bakhsh, Director                              Donald P. Jacobs, Director

   /s/ JEFFREY A. COLE                                        /s/ DIPAK C. JAIN

--------------------------------------                     --------------------------------------
Jeffrey A. Cole, Director                                  Dipak C. Jain, Director

   /s/ JAMES P. DOLLIVE                                       /s/ MICHAEL B. ROHLFS
--------------------------------------                     --------------------------------------
James P. Dollive, Director                                 Michael B. Rohlfs, Director

   /s/ RAYMOND F. FARLEY                                      /s/ STUART L. SCOTT
--------------------------------------                     --------------------------------------
Raymond F. Farley, Director                                Stuart L. Scott, Director

   /s/ GLENN R. MORGAN                                        /s/ ANDREW A. ZAHR
--------------------------------------                     --------------------------------------
Glenn R. Morgan, Executive Vice President & Chief          Andrew A. Zahr, Vice President & Controller (Principal
Financial Officer (Principal Financial Officer)            Accounting Officer)